                                                                    EXHIBIT 99.2
                            LOWE'S COMPANIES, INC.

                         NOTICE OF GUARANTEED DELIVERY
                    (Not to be used for Signature Guarantee)

     As set forth in the Prospectus dated July, 1999 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Debentures" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 6 1/2% Debentures due March 15, 2029 of Lowe's Companies, Inc. (the "Old Debentures") are not immediately available or time will not permit such holder's Old Debentures or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on August __, 1999.

                     To The First National Bank of Chicago
                            (the "Exchange Agent")

     By Registered or Certified Mail:        By Overnight Mail or Hand:
   The First National Bank of Chicago      The First National Bank of Chicago
     Corporate Trust Administration         Corporate Trust Administration
         One North State Street                 One North State Street
      Chicago, Illinois 60670-0126          Chicago, Illinois 60670-0126
       Attention:  Donna Fanning             Attention:  Donna Fanning
                                                         or
                                              14 Wall Street, 8th Floor
                                             New York, New York 10005
                                              Attention:  Frank Ballantine

                         By Facsimile Transmission
                       (for Eligible Institutions Only):
                      The First National Bank of Chicago
                                 (312) 407-1708
                           Attention:  Donna Fanning


   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                               A VALID DELIVERY

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Lowe's Companies, Inc. the principal amount of the Old Debentures listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                           Aggregate Principal         Principal Amount
                            Amount Represented     Tendered (must be in integral
     Certificate Nos.        by Certificate(s)         multiples of $1,000)
     ----------------        ----------------         --------------------

 -----------------------   ---------------------   -----------------------------
 -----------------------   ---------------------   -----------------------------
 -----------------------   ---------------------   -----------------------------
 -----------------------   ---------------------   -----------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Debentures or on a security position listing as the owner of Old Debentures, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.


------------------------------------------

The Book-Entry Transfer Facility Account
Number (if the Old Debentures will be
tendered by book-entry transfer)


------------------------------------------


------------------------------------------
Sign Here


------------------------------------------
Account Number


------------------------------------------
Principal Amount Tendered
(must be in integral multiples of $1,000)


------------------------------------------
Number and Street or P.O. Box


------------------------------------------
City, State, Zip Code


------------------------------------------
Signature(s)

Dated: ___________, 1999

------------------------------------------

 ------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Debentures tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Debentures') and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Debentures to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.


-----------------------------------      ------------------------------------
          Name of Firm                              Authorized Signature

 ----------------------------------      ------------------------------------
            Address                                       Title

-----------------------------------      Name -------------------------------
            Name                                  Please Type or Print

-----------------------------------      Name -------------------------------
          Zip Code                                        Name

-----------------------------------      Date -------------------------------
      Area Code and Tel. No.

     NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD DEBENTURES WITH THIS
      FORM. CERTIFICATES REPRESENTING OLD DEBENTURES SHOULD BE SENT ONLY
                         WITH A LETTER OF TRANSMITTAL.

------------------------------------------------------------------------------